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                                                                   Exhibit 10.20



                                                                  Execution Copy

                               FIRST AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
                          AND LIMITED WAIVER OF DEFAULT

         This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER OF DEFAULT ("Amendment"), dated as of June 19, 2001, is by and among PLACER CAPITAL CO., a California corporation ("Placer"), CALIFORNIA COMMUNITY BANCSHARES, INC., a Delaware corporation ("CCB") (Placer and CCB may be referred to individually and without distinction as a "Borrower" and collectively as the "Borrowers"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (the "Bank").



                                    RECITALS

         WHEREAS, the Borrowers and the Bank entered into an Amended and Restated Credit Agreement dated as of July 28, 2000 (the "Credit Agreement"); and

         WHEREAS, the Borrowers and the Bank desire to make certain amendments to the Agreement;

         NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, it is hereby agreed by and between Placer, CCB and the Bank as follows:

         Section 1. CAPITALIZED TERMS. All capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context otherwise requires.

         Section 2. AMENDMENT TO CREDIT AGREEMENT. The Credit Agreement is hereby amended to add a new Section 6.10(f) to read as follows:

                  (f) Indebtedness incurred pursuant to loans made by CCB to Placer for the purpose of paying the Obligations as they come due from time to time, PROVIDED THAT the term of each such loan shall not exceed three hundred and sixty-five (365) days.

         Section 3. CONDITIONS TO EFFECTIVENESS OF AMENDMENT. This Amendment and waiver contained herein shall become effective upon delivery to the Bank of, and compliance by the Borrowers with, each of the following:

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                  (a) The Bank shall have received this Amendment dated the date of the delivery thereof, and duly executed by the Borrowers.

                  (b) The Bank shall have received a copy of the resolutions of the Board of Directors of each of Placer and CCB authorizing the execution, delivery and performance of this Amendment and the other documents executed by the Borrowers in connection with this Amendment (collectively, the "Amendment Documents"), certified as true and accurate by its respective Secretary or Assistant Secretary, along with a certification by such Secretary or Assistant Secretary (i) certifying that there has been no amendment to the Articles of Incorporation or Bylaws of Placer and CCB, respectively, since the same were delivered to the Bank with a certificate of its respective Secretary dated July 28, 2000; and (ii) identifying the officers executing the Amendment Documents and certifying as to their incumbency.

         Section 4. DEFAULTS AND WAIVERS.

                  (a) DEFAULTS AND EVENTS OF DEFAULT. Under Section 6.10 of the Credit Agreement, the Borrowers agreed not to incur, create, issue, assume or suffer to exist any Indebtedness with five enumerated exceptions. The Borrowers have advised the Bank that CCB has made certain short-term loans to Placer for the purpose of paying the Obligations as they become due. As a result, an Event of Default has occurred under Section 7.1(c) of the Credit Agreement.

                  (b) WAIVER. Upon the date on which this Amendment becomes effective, the Bank hereby waives the Borrowers' Defaults and Events of Default described in the preceding Section 4(a) (the "Existing Defaults"). The Borrowers agree that the waivers set forth in this
         Section 4(b) shall be limited to the precise meaning of the words as written herein and shall not be deemed (i) to be a consent to any waiver or modification of any other term or condition of the Credit Agreement or (ii) to prejudice any right or remedy that the Bank may now have or may in the future have under or in connection with the Credit Agreement with respect to other Defaults or Events of Default The Borrowers acknowledge and agree that the waiver set forth in this
         Section 4(b) is provided by the Bank as a financial accommodation to the Borrowers. Except as expressly set forth herein, the waiver described in this Section 4(b) shall not alter, affect, release or prejudice in any way any of the Borrowers' obligations under the Credit Agreement. The waivers set forth herein shall not constitute a waiver by the Bank of any other Default or Event of Default, if any, under the Credit Agreement, and shall not be, and shall not be deemed to be, a course of action with respect thereto upon which the Borrowers may rely in the future and the Borrowers hereby expressly waive any claim to such effect.

         Section 5. REPRESENTATIONS, WARRANTIES, AUTHORITY, NO ADVERSE CLAIM.

                  (a) REASSERTION OF REPRESENTATIONS AND WARRANTIES, NO DEFAULT. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in Article IV of the Credit Agreement are true, correct and complete in all respects as of the date hereof as


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         though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been waived.

                  (b) AUTHORITY, NO CONFLICT, NO CONSENT REQUIRED. The Borrower represents and warrants that it has the power and legal right and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by the Borrower in connection herewith or therewith by proper corporate action, and none of the Amendment Documents nor the agreements contained herein or therein contravene or constitute a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower's Organizational Documents or any other agreement or requirement of law, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Bank. The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Amendment Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Bank.

                  (c) NO ADVERSE CLAIM. The Borrower hereby warrants, acknowledges and agrees that no events have taken place and no circumstances exist at the date hereof which would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Bank with respect to the Borrower's obligations under the Credit Agreement, as amended by this Amendment.

         Section 6. AFFIRMATION OF CREDIT AGREEMENT. The Bank and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment.

         Section 7. MERGER AND INTEGRATION, SUPERSEDING EFFECT. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment shall control with respect to the specific subjects hereof and thereof.

         Section 8. SEVERABILITY. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any


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provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

         Section 9. SUCCESSORS. The Amendment Documents shall be binding upon the Borrower and the Bank and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Bank and their respective successors and assigns.

         Section 10. LEGAL EXPENSES. As provided in Section 8.2 of the Credit Agreement, the Borrower agrees to reimburse the Bank, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses of Dorsey & Whitney LLP, counsel for the Bank) incurred in connection with the Credit Agreement, including in connection with the negotiation, preparation and execution of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrower under the Amendment Documents, and to pay and save the Bank harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrower shall survive any termination of the Credit Agreement.

         Section 11. HEADINGS. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

         Section 12. COUNTERPARTS. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

         Section 13. GOVERNING LAW. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date above written.


                                     PLACER CAPITAL CO.


                                     By: /s/ Anat Bird
                                         ------------------------------------
                                     Its:  President and Chief Executive Officer

                                     CALIFORNIA COMMUNITY BANCSHARES, INC.


                                     By:  /s/ David E. Hooston
                                         ------------------------------------
                                     Its:   Chief Financial Officer


                                     U.S. BANK NATIONAL ASSOCIATION


                                     By: /s/ Al Higham
                                         ------------------------------------
                                     Its: Vice President



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